SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2001

COMPAQ COMPUTER CORPORATION (Exact Name of Registrant as Specified in its Charter)

Delaware	1-9026	76-0011617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20555 SH 249 Houston, Texas	77070
(Address of Principal Executive Offices)	(Zip Code)

(281) 370-0670
(Registrant’s telephone number, including area code)

ITEM 5.     Other Events.

In a release dated January 26, 2001, Compaq Computer Corporation (NYSE: CPQ) announced the appointment of Sanford M. Litvack to the Board of Directors. The news release is attached as Exhibit 99.1.

ITEM 7.      Financial Statements and Exhibits.

Exhibit 99.1     News Release dated January 26, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPAQ COMPUTER CORPORATION

Dated: January 26, 2001	By: /s/ Linda S. Auwers Linda S. Auwers Vice President, Associate General Counsel and Secretary

Exhibit Index

                 Exhibit No.                        Description

                     99.1                       News Release dated January 26, 2001